UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) September 29, 2020

BEST BUY CO., INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota

(State or Other Jurisdiction of Incorporation)

1-9595 (Commission File Number)	41-0907483 (IRS Employer Identification No.)

7601 Penn Avenue South Richfield, Minnesota (Address of Principal Executive Offices)	55423 (Zip Code)

(612) 291-1000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of exchange on which registered
Common Stock, $0.10 par value per share	BBY	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On October 1, 2020, Best Buy Co., Inc. (the “Company”) completed a public offering of $650,000,000 aggregate principal amount of its 1.950% Notes due 2030 (the “Notes”). The Notes were registered under the Company’s Registration Statement on Form S-3 (File No. 333-249084) which was filed with the Securities and Exchange Commission (the “Commission”) on September 28, 2020. The Notes were offered pursuant to the Company’s prospectus dated September 28, 2020 and a related prospectus supplement dated September 29, 2020, as filed with the Commission on September 30, 2020.

The Notes were issued pursuant to an Indenture, dated as of March 11, 2011 (the “Base Indenture”), between the Company and U.S. Bank National Association, as successor trustee to Wells Fargo Bank, N.A., as supplemented by the Fourth Supplemental Indenture, dated as of October 1, 2020 (the “Fourth Supplemental Indenture”). A form of the Base Indenture is set forth as Exhibit 4.1 to the Company’s Registration Statement on Form S-3 (File No. 333-172662), filed on March 8, 2011, and is incorporated herein by reference.

Interest on the Notes will be payable semi-annually on April 1 and October 1 of each year, commencing on April 1, 2021, to holders of record on the preceding March 15 or September 15, as the case may be. The Notes will mature on October 1, 2030.

The Notes will be the Company’s senior unsecured obligations and will rank equally with the Company’s other unsecured and unsubordinated debt from time to time outstanding.

On September 29, 2020, the Company entered into an Underwriting Agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., Goldman Sachs & Co. LLC and J.P. Morgan Securities LLC, as representatives of the several underwriters named therein (the “Underwriters”), for the issuance and sale by the Company of the Notes. The Underwriting Agreement contains customary representations, warranties and covenants of the Company, conditions to closing, indemnification obligations of the Company and the Underwriters, and termination and other customary provisions.

The foregoing descriptions of the Underwriting Agreement, the Fourth Supplemental Indenture and the Notes are summaries and are qualified in their entirety by the terms of the Underwriting Agreement, the Fourth Supplemental Indenture and the Notes, which are incorporated herein by reference and attached hereto as Exhibits 1.1, 4.1 and 4.2, respectively.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of September 29, 2020

4.1	Fourth Supplemental Indenture, dated as of October 1, 2020, to the Indenture, dated as of March 11, 2011, between Best Buy Co., Inc. and U.S. Bank National Association, as successor trustee

4.2	Form of Global Notes representing the Notes (included in Exhibit 4.1)

5.1	Opinion of Dorsey & Whitney LLP

23.1	Consent of Dorsey & Whitney LLP (included in Exhibit 5.1)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEST BUY CO., INC.
(Registrant)

Date: October 1, 2020	/s/ Todd G. Hartman
Todd G. Hartman
Executive Vice President, General Counsel, Chief Risk Officer and Secretary

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